UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2005

Intervoice, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-15045 (Commission File Number)	75-1927578 (IRS Employer Identification No.)

17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 454-8000

Not applicable
(Former name or former address, if changed since last report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

     On April 22 2005, the Compensation Committee of Intervoice, Inc. (the “Company”) adopted the Intervoice, Inc. Fiscal Year 2006 Annual Incentive Compensation Plan (the “Plan”). A copy of a summary of the Plan is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

     As disclosed in a current report on Form 8-K filed on May 30, 2002, the Company issued warrants (each, a “Warrant”) at an exercise price of $4.0238 per share to (i) each of HFTP Investment L.L.C. (“HFTP”) and Gaia Offshore Master Fund, Ltd. (“Gaia”) for up to 279,587 shares of the Company’s common stock and (ii) Caerus Fund Ltd. (“Caerus”) for up to 62,130 shares of the Company’s common stock. Promethean Asset Management, LLC (“Promethean”) serves as investment manager to HFTP, Gaia and Caerus, and as a result HFTP, Gaia and Caerus may be deemed to be affiliates. Promethean disclaims beneficial ownership of securities held by HFTP, Gaia and Caerus and each of HFTP, Gaia and Caerus disclaims beneficial ownership of securities owned by the others.

     On April 12, 2005, Caerus exercised its Warrant for 62,130 shares of the Company’s common stock for an aggregate exercise price of $249,998.70. On April 25, 2005, each of HFTP and Gaia exercised its respective Warrant for 279,587 shares of common stock for an aggregate exercise price in the case of each such Warrant of $1,125,002.18. The aggregate exercise price of all three Warrants was $2,500,003.06.

     The common stock issued upon exercise of the Warrants was offered and sold without registration under the Securities Act of 1933 (the “Securities Act”) in reliance upon the exemption provided by Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. Each of HFTP, Gaia and Caerus has previously represented and warranted to the Company that it is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D and the sales of the common stock were made without general solicitation or general advertising. The common stock the Company issued upon exercise of the Warrants has been registered for resale by the holders under a Registration Statement on Form S-3 (File No. 333-90560) filed with the Securities and Exchange Commission under the Securities Act.

Item 9.01. Financial Statements and Exhibits

     (a)     Financial Statements of Business Acquired.

     Not applicable.

     (b)     Pro Forma Financial Information.

     Not applicable.

     (c)     Exhibits.

Exhibit
Number	Exhibit Title

10.1	Summary of the Fiscal Year 2006 Annual Incentive Compensation Plan

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Dean C. Howell
Dean C. Howell
Executive Vice President, General Counsel and Secretary

Date: April 28, 2005

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

10.1	Summary of the Fiscal Year 2006 Annual Incentive Compensation Plan